Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 9/15/06


Blended Coupon 5.5858%


Excess Protection Level
3 Month Average   5.92%
September, 1999   5.81%
August, 1999   5.93%
July, 1999   6.02%


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.59%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,198,912,739.27